                                                                    EXHIBIT 10.2

                        COMPANY SHAREHOLDERS' AGREEMENT
                        -------------------------------


     AGREEMENT, dated as of July 13, 2000, among Eimo Oyj, a company organized under the laws of the Republic of Finland ("Parent"), Spartan Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (the "Merger Sub"), and each of the individuals set forth on the signature pages hereto (collectively, the "Company Shareholders").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, the Merger Sub and Triple S Plastics, Inc., a Michigan corporation (the "Company"), have entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), pursuant to which the Merger Sub will be merged with and into the Company (the "Merger");

     WHEREAS, each of the Company Shareholders is the owner of shares of capital stock of the Company, as more particularly described herein; and

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Company Shareholders agree, and the Company Shareholders have agreed, to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Definitions.  For purposes of this Agreement:
          -----------

          (a) "Beneficially Own," "Beneficially Owned," Beneficial Owner" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act.

          (b) "Common Stock" shall mean at any time the Common Stock, no par value, of the Company.

          (c) "Existing Shares" means the Shares held by Company Shareholders as of the date of this Agreement as set forth on Schedule I.
                                                 ----------

          (d) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

          (e) Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

     2.   Agreements.
          ----------

          (a)  Voting Agreement. Each Company Shareholder shall, at any meeting
               ----------------
of the holders of Common Stock, however called, or in connection with any written consent of the holders of Common Stock (each, a "Shareholder Action"), vote (or cause to be voted) all Shares then held of record or Beneficially Owned by such Company Shareholder, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and
(ii) against any Acquisition Proposal and against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement.

          (b)  No Inconsistent Arrangements. Each Company Shareholder hereby
               ----------------------------
covenants and agrees that, except as contemplated or permitted by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of such Company Shareholder's Shares, options, warrants or other rights to receive Shares, or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares, options, warrants or other rights to receive Shares, or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

          (c)  Permitted Transfers. Notwithstanding the provisions of Section
               -------------------
2(b) hereof, each of the Company Shareholders shall be permitted to transfer or consent to any transfer of Shares to the extent that the gross proceeds with respect to any such transfers do not exceed, in the aggregate with respect to each such Company Shareholder, the sum of $1,000,000, provided, however, that all of the Company Shareholders shall be jointly and severally obligated, prior to the record date for any Shareholder Action, to hold, or if not held, to purchase or repurchase such number of Shares as shall result in all of the Company Shareholders together holding, in each case, in the aggregate, not less than 50.1% of the total number of Shares outstanding as of such record date.

          (d)  Grant of Irrevocable Proxy; Appointment of Proxy.
               ------------------------------------------ -----

               (i) Each Company Shareholder hereby irrevocably grants to, and appoints, Parent and Jalo Paananen and Elmar Paananen, or either of them, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, such Company Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Company Shareholder, to vote such Company Shareholder's Shares, or grant a consent or approval in respect of such Shares in favor of the Transactions and against any Acquisition Proposal.

               (ii) Each Company Shareholder represents that there are no existing options, warrants, calls, pre-emptive rights, irrevocable proxies, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to such Company Shareholder's Shares, and any proxies heretofore given in respect of such Company Shareholder's Shares which are revocable are hereby revoked, except for those contained in the Irrevocable Proxy and Purchase Right Agreement (the "Existing Proxy Agreement") entered into between A. Christian Schauer, Daniel B. Canavan and Victor V. Valentine, Jr.

               (iii) Each Company Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Company Shareholder's execution and delivery of this Agreement. Each Company Shareholder hereby affirms that the irrevocable proxy set forth in this Section
                                                                        -------
2(d) is given in connection with the execution of the Merger Agreement, and that
----
such irrevocable proxy is given to secure the performance of the duties of such Company Shareholder under this Agreement. Each Company Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except that such proxy will automatically be revoked upon termination of this Agreement pursuant to Section 7 hereof. Each
                                                       ---------
Company Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 450.1422 of the Michigan Business Corporation Act.

          (e)  No Solicitation.  Each Company Shareholder hereby agrees, in his
               ---------------
capacity as a Company Shareholder of the Company, that neither such Company Shareholder nor any of his affiliates shall (and such Company Shareholder shall cause his representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Parent, any of its affiliates or representatives) concerning any Acquisition Proposal. Each Company Shareholder will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Each Company Shareholder will immediately communicate to Parent the terms of any proposal, discussion, negotiation or inquiry (and will disclose any written materials received by the Company Shareholder in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry which it may receive in respect of any such transaction. Any action taken by the Company, any Company Shareholder in his capacity as a member of the Board of Directors of the Company, or by any other member of the Board of Directors of the Company in accordance with Section 5.8 of the Merger Agreement shall be deemed not to violate this Section 2(e).
                                    ------------

     3.   Adjustments; Additional Shares. In the event (i) of any stock
          ------------------------------
dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of, or affecting the Shares, or (ii) any Company Shareholder shall become the Beneficial Owner of any additional Shares or other securities entitling the holder thereof to vote or give consent with respect to any matter, then the terms of this Agreement shall apply to the Shares held by such Company Shareholder immediately following the effectiveness of the events described in clause (i) of this Section 3 or such
                                                            ---------
Company Shareholder becoming the Beneficial Owner of such additional Shares, as described in clause (ii) of this Section 3, as though they were Existing Shares
                                 ---------
hereunder.

     4.   Representations and Warranties of the Company Shareholders. Each
          ----------------------------------------------------------
Company Shareholder hereby represents and warrants to Parent and Merger Sub as follows:

          (a)  Ownership of Shares. Such Company Shareholder is the record and
               -------------------
Beneficial Owner of the Existing Shares, as set forth on Schedule I. On the date
                                                         ----------
hereof, the Existing Shares constitute all of the Shares owned of record or Beneficially Owned by such Company Shareholder. Such Company Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition and sole power
                     ---------
to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

          (b)  Power; Binding Agreement. Such Company Shareholder has full power
               ------------------------
and authority to enter into and perform all of such Company Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Company Shareholder will not violate any other agreement to which such Company Shareholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, Company Shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Company Shareholder and constitutes the valid and binding agreement of such Company Shareholder, enforceable against such Company Shareholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Company Shareholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Company Shareholder of the transactions contemplated hereby.

          (c)  No Conflicts. Except for filings under the Exchange Act, no
               ------------
filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by such Company Shareholder and the consummation by such Company Shareholder of the transactions contemplated hereby and none of the execution and delivery of this Agreement by such Company Shareholder, the consummation by such Company Shareholder of the transactions contemplated hereby or compliance by such Company Shareholder with any of the provisions hereof shall (A) if such Company Shareholder is other than a natural person, conflict with or result in any breach of any organizational documents applicable to such Company Shareholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Company Shareholder is a party or by which such Company Shareholder or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Company Shareholder or any of its properties or assets.

          (d)  No Liens. Except as permitted by this Agreement, and except as
               --------
provided for in the Existing Proxy Agreement, the Existing Shares and the certificates representing such Existing Shares are now, and at all times during the term hereof will be, held by such Company Shareholder, or by a nominee or custodian for the benefit of such Company Shareholder, free and clear of all Liens, except for any Liens hereunder.

          (e)  No Finder's Fees. No broker, investment banker, financial advisor
               ----------------
or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Company Shareholder.

     5.   Further Assurances. From time to time, at the other party's request
          ------------------
and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     6.   Stop Transfer. The Company Shareholders shall not request that the
          -------------
Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement.

     7.   Termination.  The covenants, agreements, representations and proxy
          -----------
contained herein with respect to the Shares shall terminate upon the earlier to occur of (i) the Effective Time, or (ii) the termination of the Merger Agreement in accordance with its terms.

     8.   Miscellaneous.
          -------------

          (a)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b)  Binding Agreement. This Agreement and the obligations hereunder
               -----------------
shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including, without limitation, a Company Shareholder's administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

          (c)  Assignment. This Agreement shall not be assigned by operation of
               ----------
law or otherwise without the prior written consent of Parent and Merger Sub, provided that Parent or Merger Sub may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent or the Merger Sub of its obligations hereunder if such assignee does not perform such obligations.

          (d)  Amendments, Waivers, Etc. This Agreement may not be amended,
               ------------------------
changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

          (e)  Notices.  All notices, requests, claims, demands and other
               -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

          If to a Company Shareholder, to such Company Shareholder's address set forth on Schedule I hereto.
                   ----------

          Copy to:

                    Schiff Hardin & Waite
                    6600 Sears Tower
                    Chicago, Illinois 60606
                    Attention:   John F. Adams, Esq.
                    Telephone No.:  312-258-5541
                    Telecopy No.:   312-258-5700

          If to Parent or Merger Sub:

                    Eimo Oyj
                    Norokatv 5
                    FIN-15101 Lahti
                    FINLAND
                    Attention:   Elmar Paananen

                    Telephone No.: 011-358-3850-5430
                    Telecopy No.:  011-3583-850-5405


          Copy to:
                    Smith, Gambrell & Russell, LLP
                    Promenade II, Suite 3100
                    1230 Peachtree Street, N.E.
                    Atlanta, Georgia 30309
                    Attention: John D. Saunders
                    Telephone No.: (404) 815-3682
                    Telecopy No.: (404) 685-6982

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (f)  Severability. Whenever possible, each provision or portion of any
               ------------
provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (g)  Specific Performance.  Each of the parties hereto recognizes and
               --------------------
acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (h)  Remedies Cumulative. All rights, powers and remedies provided
               -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (i)  No Waiver. The failure of any party hereto to exercise any right,
               ---------
power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (j)  No Third Party Beneficiaries. This Agreement is not intended to
               ----------------------------
be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

          (k)  Governing Law.  This Agreement shall be governed and construed in
               -------------
accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof; provided, however, that the laws of the
                                        --------
respective jurisdictions of incorporation of each of the parties shall govern the relative rights, obligations, powers, duties and other internal affairs of such party and its board of directors.

          (l)  Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT
               --------------------
TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT.

          (m)  Descriptive Headings. The descriptive headings used herein are
               --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (n)  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.



                     [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Parent, Merger Sub and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.

                                   EIMO OYJ


                                   By: ______________________________________
                                   Name:  Elmar Paananen
                                   Title: Executive Vice Chairman


                                   SPARTAN ACQUISITION CORP.


                                   By: ______________________________________
                                   Name:  Elmar Paananen
                                   Title: President and Secretary


                                   SHAREHOLDERS:


                                   _________________________________________
                                   A. Christian Schauer

                                   _________________________________________
                                   Victor V. Valentine, Jr.

                                   _________________________________________
                                   Daniel B. Canavan

                                   _________________________________________
                                   David L. Stewart

                            SCHEDULE I, as amended
                            ----------------------

                                             Number of Existing Shares       Options
Name and Address of Company Shareholder      Beneficially Owned              Beneficially Owned
---------------------------------------      ------------------              ------------------
       A. Christian Schauer                        38,000                        499,667

ADDRESS:
-------
       5512 Bobwhite

       Kalamazoo, Michigan 49009


       Victor V. Valentine, Jr.                   945,066                         43,000

ADDRESS:
-------
       7688 South 38th Street

       Scotts, Michigan 49088


       Daniel B. Canavan                          913,868                         43,000

ADDRESS:
-------
       5530 Blue Spruce

       Kalamazoo, Michigan 49009


       David L. Stewart                           126,823                         23,000

ADDRESS:
-------
       1022 Essex Circle

       Kalamzaoo, Michigan 49008




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